UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2026

ALLEGIANT TRAVEL COMPANY
(Exact name of registrant as specified in its charter)
Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 North Town Center Drive
Las Vegas, NV		89144
(Address of principal executive offices)		(Zip Code)

(702) 851-7300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 11, 2026, Allegiant Travel Company, a Nevada corporation (“Allegiant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sun Country Airlines Holdings, Inc., a Delaware corporation (“Sun Country”), Mirage Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Allegiant (“Merger Sub 1”), and Sawdust Merger Sub, LLC, a Nevada limited liability company and a direct wholly owned subsidiary of Allegiant (“Merger Sub 2”, together with Merger Sub 1, the “Merger Subs”), providing for the merger of Merger Sub 1 with and into Sun Country (the “First Merger”), with Sun Country surviving the First Merger as a direct wholly owned subsidiary of Allegiant and immediately following the First Merger, the merger of Sun Country with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a direct, wholly owned subsidiary of Allegiant. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Merger Agreement.

As a result of the First Merger, each existing share (“Share”) of common stock, par value $0.01 per share of Sun Country (“Sun Country Common Stock”), will be converted into the right to receive (i) $4.10 in cash, without interest (the “Per Share Cash Consideration”) and (ii) 0.1557 (the “Merger Exchange Ratio”) shares of Allegiant common stock (“Allegiant Common Stock”), par value $0.001 per share (the “Per Share Stock Consideration” and, together with the Per Share Cash Consideration, the “Merger Consideration”).

The Merger Agreement also provides that, effective as of immediately prior to the First Effective Time, by virtue of the Mergers:

•
All outstanding stock options to purchase a share of Sun Country Common Stock granted pursuant to any Company Equity Award Plan, regardless of exercise price, will automatically convert into stock options for Allegiant immediately before the closing, with no action required by the holder (the “Converted Options” and each a “Converted Option”). Each Converted Option will cover a proportionately adjusted number of shares of Allegiant Common Stock based on the Merger Exchange Ratio (as adjusted and as determined under the Merger Agreement) and will have a proportionately adjusted exercise price and will otherwise be subject to the same terms and conditions;

•
Each outstanding Company RSU Award will be assumed by Allegiant and converted into a Parent RSU Award based on the Merger Exchange Ratio (as adjusted and as determined under the Merger Agreement). The Parent RSU Awards will continue to have the same terms and conditions as the Company RSU Awards, including any double‑trigger vesting protections;

•
Each outstanding Company PRSU award will be assumed by Allegiant and converted into a Parent PRSU Award, based on the Merger Exchange Ratio (as adjusted and as determined under the Merger Agreement) and converted based on an average performance factor of 125% The Parent PRSU Awards will continue to have the same terms and conditions as the Company PRSU Awards, including any double‑trigger vesting protections, provided that there will no longer be any performance-based vesting conditions, and the Parent PRSU Award will be a time-vesting award eligible to vest on the last day of the performance period applicable to the Company PRSU Award; and

•
With respect to non-employee Sun Country board members and former employees/service providers to Sun Country, each Company Equity Award held by such individuals will become fully vested (to the extent not yet vested), cancelled and converted into the right to receive the Merger Consideration.

If the Mergers are consummated, the Sun Country Common Stock will be delisted from The NASDAQ Stock Market LLC and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as promptly as practicable following the Closing.

The Merger Agreement provides that, as of immediately following the effective time of the Second Merger, Allegiant will increase the size of its board of directors (the “Allegiant Board”) by three (3) members and three (3) directors designated by Sun Country, one (1) of whom will be Jude Bricker, the President and CEO of Sun Country, and two (2) of whom will be current members of Sun Country’s board of directors (the “Sun Country Board”) and reasonably acceptable to the nominating and governance committee of the Allegiant Board, will join the Allegiant Board.

Completion of the Merger is subject to the satisfaction or waiver of certain closing conditions, including, among other things, (1) adoption of the Merger Agreement by Sun Country stockholders (the “Sun Country Stockholder Approval”), (2) approval of the issuance of shares of Allegiant Common Stock pursuant to the Merger Agreement by Allegiant stockholders (the “Allegiant Stockholder Approval” and, together with the Sun Country Stockholder Approval, the “Stockholder Approvals”), (3) receipt of applicable regulatory approvals, including approvals from the U.S. Federal Aviation Administration, the U.S. Department of Transportation and the U.S. Department of Homeland Security, including the TSA, and the expiration or early termination of the statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (4) the absence of any law or order prohibiting the consummation of the transactions; (5) the effectiveness of the registration statement to be filed by Allegiant and Sun Country with the Securities and Exchange Commission (the “SEC”) pursuant to the Merger Agreement; (6) the authorization and approval for listing on NASDAQ of the shares of Allegiant Common Stock to be issued to holders of Sun Country Common Stock in the Merger; and (7) the absence of any Company Material Adverse Effect or Parent Material Adverse Effect.

Sun Country, Allegiant and the Merger Subs each make certain customary representations, warranties and covenants, as applicable, in the Merger Agreement, including, among others, covenants regarding the conduct of their respective businesses during the pendency of the transactions contemplated by the Merger Agreement.

In addition, Sun Country and Allegiant have agreed, among other things, that neither they nor any of their directors, officers, employees and representatives will (1) solicit alternative transactions, (2) participate in or facilitate any discussions or negotiations relating to alternative transactions, (3) furnish any non-public information in connection with alternative transactions or (4) enter into any agreement relating to alternative transactions, except under limited circumstances described in the Merger Agreement.  However, in certain circumstances, Sun Country or Allegiant may terminate the Merger Agreement to enter into a definitive agreement for a Superior Proposal.

The Merger Agreement contains certain customary termination rights for Sun Country and Allegiant, including, without limitation, a right for either party to terminate if the Merger is not consummated on or before January 11, 2027, subject to certain extensions if needed to obtain required regulatory approvals, or if a Stockholder Approval is not obtained.  If the Merger Agreement is terminated under certain circumstances relating to a Change of Recommendation by the Allegiant Board or Allegiant’s entry into a definitive agreement for a Superior Proposal, Allegiant will be required to pay Sun Country a termination fee of $52,230,000.  Conversely, if the Merger Agreement is terminated under certain circumstances relating to a Change of Recommendation by the Sun Country Board or Sun Country’s entry into a definitive agreement for a Superior Proposal, Sun Country will be required to pay Allegiant a termination fee of $33,020,000. In addition, Allegiant will be required to pay Sun Country a termination fee of $30,000,000 if the Merger Agreement is terminated under certain circumstances relating to the failure of the parties to obtain the expiration or termination of the waiting period under the HSR Act (“HSR Clearance”), or if there is a final, non-appealable law or order prohibiting the consummation of the transactions relating to HSR Clearance.

If the Merger Agreement is terminated under certain circumstances in which a Stockholder Approval is not obtained, either party may be required to reimburse the other party’s expenses up to $11,000,000. The Merger Agreement also provides the methodology by which certain expenses will be borne.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Sun Country, Allegiant or Merger Subs. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for purposes of the Merger Agreement, as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the parties expressly identified as third-party beneficiaries thereto, as applicable (except as expressly provided therein), may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Sun Country and Allegiant’s respective public disclosures.

Item 7.01.	Regulation FD Disclosure.

On January 11, 2026, Allegiant and Sun Country issued a joint press release announcing the execution of the Merger Agreement. The full text of the joint press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on January 11, 2026, Allegiant provided supplemental information regarding the Merger in social media posts, on a website relating to the Merger and in communications to employees, customers, suppliers, unions, investors and analysts. Copies of those communications are furnished as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 and are incorporated herein by reference. On January 12, 2026, Allegiant and Sun Country will host a joint investor presentation relating to the Merger. The full text of the joint investor presentation is furnished as Exhibit 99.11 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including the communications attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10 and 99.11, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 11, 2026, by and among Allegiant Travel Company, Mirage Merger Sub, Inc., Sawdust Merger Sub, LLC and Sun Country Airlines Holdings, Inc.*
99.1	Press Release, dated January 11, 2026
99.2	Social Media Posts
99.3	Transaction Website
99.4	Transcript of Transaction Video
99.5	Gregory C. Anderson Letter to Employees of Allegiant
99.6	Gregory C. Anderson Letter to Employees of Sun Country
99.7	FAQs for Pilots & Union Leadership
99.8	Letter to Allegiant Customers
99.9	Talking Points for Allegiant Agents & Customer Care
99.10	Letter to Allegiant Suppliers & Partners
99.11	Joint Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*
The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, Section 27A of the Securities Act of 1933 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and often can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “guidance,” “anticipate,” “intend,” “plan,” “estimate”, “project”, “hope” or similar expressions. Forward-looking statements in this communication are based on Allegiant’s and Sun Country’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Allegiant and Sun Country, all of which are subject to change. Forward-looking statements in this communication may relate to, without limitation, the benefits of the proposed transaction, including future financial and operating results; the parties’ respective plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the proposed transaction; expected synergies of the proposed transaction; the timing and result of various regulatory proceedings related to the proposed transaction; the ability to execute and finance current and long-term business, operational, capital expenditures and growth plans and strategies; the impact of increased or increasing transaction and financing costs associated with the proposed transaction or otherwise, as well as inflation and interest rates; and the ability to access debt and equity capital markets.

Forward-looking statements involve risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, the following: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement for the proposed transaction; the risk that potential legal proceedings may be instituted against Allegiant or Sun Country and result in significant costs of defense, indemnification or liability; the possibility that the proposed transaction does not close when expected or at all because required stockholder approvals, required regulatory approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the proposed transaction or that any of the foregoing may take longer to realize or be more costly to achieve than expected; disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction; the costs associated with the anticipated length of time of the pendency of the proposed transaction, including the restrictions contained in the definitive merger agreement on the ability of each of Sun Country and Allegiant to operate their respective businesses outside the ordinary course consistent with past practice during the pendency of the proposed transaction; the diversion of Allegiant’s and Sun Country’s respective management teams’ attention and time from ongoing business operations and opportunities on acquisition-related matters; the risk that the integration of Sun Country’s operations will be materially delayed or will be more costly or difficult than expected or that Allegiant is otherwise unable to successfully integrate Sun Country’s businesses into its businesses; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Allegiant’s or Sun Country’s customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the proposed transaction; the dilution caused by Allegiant’s issuance of additional shares of its common stock in connection with the consummation of the proposed transaction; a material adverse change in the business, condition or results of operations of Allegiant or Sun Country; changes in domestic or international economic, political or business conditions, including those impacting the airline industry (including customers, employees and supply chains); Allegiant’s and Sun Country’s ability to successfully implement their respective operational, productivity and strategic initiatives; the outcome of claims, litigation, governmental proceedings and investigations involving Allegiant or Sun Country; and a cybersecurity incident or other disruption to Sun Country’s or Allegiant’s technology infrastructure.

Forward-looking statements in this communication are qualified by and should be read together with, the risk factors set forth above and the risk factors included in Allegiant’s and Sun Country’s respective annual and quarterly reports as filed with the Securities and Exchange Commission (the “SEC”), and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. In addition, the risk factors discussed above are not exhaustive and they, along with other risk factors, will be more fully discussed in the registration statement and joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

The forward-looking statements in this communication are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Allegiant and Sun Country disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Allegiant intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Allegiant’s common stock to be issued in the proposed transaction and a joint proxy statement for Allegiant’s and Sun Country’s respective stockholders (the “Joint Proxy Statement/Prospectus”). The definitive joint proxy statement (if and when available) will be mailed to stockholders of Allegiant and Sun Country. Each of Allegiant and Sun Country may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that Allegiant or Sun Country may file with the SEC or send to their respective stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ALLEGIANT AND SUN COUNTRY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING ALLEGIANT, SUN COUNTRY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of Allegiant and Sun Country may obtain free copies of these documents and other documents filed with the SEC by Allegiant or Sun Country through the website maintained by the SEC at http://www.sec.gov or from Allegiant at its website, https://ir.allegiantair.com/financials/sec-filings/default.aspx, or from Sun Country at its website, https://ir.suncountry.com/financials/sec-filings. Documents filed with the SEC by Allegiant will be available free of charge by accessing Allegiant’s website at https://ir.allegiantair.com/financials/sec-filings/default.aspx, or alternatively by directing a request by mail to Allegiant’s Investor Relations department, 1201 North Town Center Drive, Las Vegas, NV 89144, and documents filed with the SEC by Sun Country will be available free of charge by accessing Sun Country’s website at https://ir.suncountry.com/financials/sec-filings, or alternatively by directing a request by mail to Sun Country’s Investor Relations department, 2005 Cargo Road, Minneapolis, MN 55450.

Participants In The Solicitation

Allegiant, Sun Country and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Allegiant and Sun Country in connection with the proposed transaction under the rules of the SEC.

Information about the interests of the directors and executive officers of Allegiant and Sun Country and other persons who may be deemed to be participants in the solicitation of stockholders of Allegiant and Sun Country in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus, which will be filed with the SEC.

Information about the directors and executive officers of Allegiant, their ownership of Allegiant common stock and Allegiant’s transactions with related persons can also be found in the Allegiant Annual Report and Allegiant’s definitive proxy statement in connection with its 2025 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 30, 2025 (the “Allegiant 2025 Proxy Statement”), and other documents subsequently filed by Allegiant with the SEC, which are available on its website, https://ir.allegiantair.com/financials/sec-filings/default.aspx. Such information is set forth in the sections entitled “Proposal No. 1 – Election of Directors”, “Proposal No. 2  –  Advisory (non-binding) Vote on Executive Compensation”, “Proposal No. 3 – Approval of Amendment to Allegiant 2022 Long-Term Incentive Plan to Increase Number of Shares Available”, “Executive Compensation” and “Related Party Transactions” of the Allegiant 2025 Proxy Statement. To the extent holdings of Allegiant common stock by the directors and executive officers of Allegiant have changed from the amounts of Allegiant common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1362468&owner=exclude under the tab “Ownership Disclosures”.

Information about the directors and executive officers of Sun Country, their ownership of Sun Country common stock and Sun Country’s transactions with related persons can also be found in the definitive proxy statement for Sun Country’s 2025 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 25, 2025 (which is available at https://ir.suncountry.com/financials/sec-filings), and other documents subsequently filed by Sun Country with the SEC. Such information is set forth in the sections entitled “Proposal 1– Reelection of Directors”, “Proposal 2 – Non-binding (Advisory) Vote to Approve the Compensation of Our Named Executive Officers”, “Executive Compensation”, “Certain Relationships and Related Person Transactions” and “Security Ownership of Certain Beneficial Owners and Management” of such definitive proxy statement. Please also refer to Sun Country’s subsequent Current Reports, as filed with the SEC on Form 8-K on September 22, 2025 (which is available at https://ir.suncountry.com/financials/sec-filings) and on October 30, 2025, regarding subsequent changes to Sun Country’s Board of Directors and executive management following the filing of such definitive proxy statement. To the extent holdings of Sun Country common stock by the directors and executive officers of Sun Country have changed from the amounts of Sun Country common stock held by such persons as reflected in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1743907&owner=exclude under the tab “Ownership Disclosures”.

Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell, an offer to buy, or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGIANT TRAVEL COMPANY

Date:	January 12, 2026	By:	/s/ Robert J. Neal
Robert J. Neal President, Chief Financial Officer